UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 13, 2013 (Date of earliest event reported)
ZBB Energy Corporation (Exact name of registrant as specified in its charter)

WI (State or other jurisdiction of incorporation)	001-33540 (Commission File Number)	391987014 (IRS Employer Identification Number)

N93 W14475 Whittaker Way (Address of principal executive offices)		53051 (Zip Code)
(262) 253-9800 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On February 13, 2012, ZBB Energy Corporation announced its financial results for the quarter ended December 31, 2012. A copy of the press release is being furnished as Exhibit 99 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

(d) Exhibits
            99.1       Press Release of ZBB Energy Corporation dated February 13, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2013	ZBB ENERGY CORPORATION By: /s/ Eric C. Apfelbach Eric C. Apfelbach President and CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ZBB Energy Corporation dated February 13, 2013